EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2006 (the "Report") by Tarrant Apparel Group ("Registrant"), the undersigned hereby certifies that:

         1. to the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.       to the best of my knowledge,  the information contained in the
                  Report  fairly  presents,   in  all  material  respects,   the
                  financial condition and results of operations of Registrant.



Date:    November 14, 2006              By:       /s/    Gerard Guez
                                               -------------------------------
                                                         Gerard Guez,
                                               Interim Chief Executive Officer